SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934


Filed by the Registrant X
                       ---
Filed by a Party other than the Registrant

Check the appropriate box:

  Preliminary Proxy Statement
  Confidential,for Use of the Commission Only (as permitted by Rule 14a-6(e)(2)) X Definitive Proxy Statement
--
  Definitive Additional Materials
  Soliciting Material Pursuant to ss. 240.14a-11(c) or ss. 240.14a-12

                               CRABBE HUSON FUNDS
                ------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

                                  David C. Baca
                    -----------------------------------------
                    (Name of Person(s) Filing Proxy Statement

Payment of Filing Fee (Check the appropriate box):

X        $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2) or
           Item 22(a)(2) of Schedule  14A.
         $500 per each party to the controversy pursuant to Exchange Act Rule 14
           a-6(i)(3).
         Fee computed on table below per Exchange Act Rules 14a-6(i)(4)and O-11.

         1)      Title of each class of securities to which transaction applies:

         2)      Aggregate number of securities to which transaction applies:

         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule O-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

         4)      Proposed maximum aggregate value of transaction:

         5)      Total fee paid:


         Check box if any part of the fee is offset as provided by Exchange Act Rule O-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1)      Amount Previously Paid:
         2)      Form Schedule or Registration Statement No.:
         3)      Filing Party:
         4)      Date Filed:

                    CRABBE HUSON REAL ESTATE INVESTMENT FUND

                          121 S.W. Morrison, Suite 1400
                             Portland, Oregon 97204

                            NOTICE OF SPECIAL MEETING

                  Notice is hereby given that a special meeting of the shareholders of the Crabbe Huson Real Estate Investment Fund (the "Fund") of a series of Crabbe Huson Funds (the "Trust") will be held at 10:00 a.m., Pacific Time, on December 30, 1996 at the offices of The Crabbe Huson Group, Inc., 121 S.W. Morrison, Suite 1400, Portland, Oregon 97204, for the following purposes:

                  (1) To approve or disapprove a subadvisory agreement among The Crabbe Huson Group, Inc. ("Crabbe Huson Group"), AEW Capital Management, L.P. and the Trust on behalf of the Fund. AEW Capital Management, L.P. is a successor to Aldrich, Eastman & Waltch, L.P. which is currently providing subadvisory services to the Fund. Mr. Jay Wolloughby, currently with Aldrich, Eastman & Waltch, L.P., and the fund's current portfolio manager will continue to provide investment advice to the Fund while employed by AEW Capital Management, L.P.

                  (2) To transact such other business as may properly come before the meeting or any adjournment thereof.

                  All shareholders are invited to attend the meeting. Shareholders of record at the close of business on December 2, 1996, the record date fixed by the Board of Trustees, are entitled to notice of and to vote at the meeting.

                                    By Order of the
                                    Board of Trustees of
                                    Crabbe Huson Real Estate
                                    Investment Fund, Inc.



December 6, 1996                    Craig P. Stuvland, Secretary

                             YOUR VOTE IS IMPORTANT
                          PLEASE RETURN YOUR PROXY CARD



WHETHER OR NOT YOU INTEND TO BE PRESENT AT THE MEETING, PLEASE SIGN AND DATE THE ENCLOSED PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE. A SHAREHOLDER WHO COMPLETES AND RETURNS THE PROXY AND SUBSEQUENTLY ATTENDS THE MEETING MAY ELECT TO VOTE IN PERSON, SINCE A PROXY MAY BE REVOKED AT ANY TIME BEFORE IT IS VOTED.

                    CRABBE HUSON REAL ESTATE INVESTMENT FUND

                          121 S.W. Morrison, Suite 1400
                             Portland, Oregon 97204

                                 PROXY STATEMENT

                  The enclosed proxy is solicited by the Board of Trustees of Crabbe Huson Funds (the "Trust") for use at the special meeting of the shareholders of the Crabbe Huson Real Estate Investment Fund series to be held at the offices of The Crabbe Huson Group, Inc. ("Crabbe Huson Group"), 121 S.W. Morrison, Suite 1400, Portland, Oregon 97204, at 10:00 a.m., Pacific Time, on December 30, 1996, and at any adjournment thereof. The Fund expects to mail this proxy statement and each proxy to shareholders on or about December 6, 1996.

                             PRINCIPAL SHAREHOLDERS

                  A holder of record of common stock of the Fund at the close of business on December 2, 1996 will be entitled to vote at the special meeting in person or by proxy. As of such date, the number of shares of common stock outstanding and entitled to vote are 1,910,242.

                  With respect to the matters specified on the enclosed proxy card, shares represented by duly executed proxies will be voted in accordance with the specifications made. If no specification is made with respect to a particular matter, shares will be voted in accordance with the recommendation of the Trustees. Proxies may be revoked at any time before they are exercised by a written revocation received by the Secretary of the Fund, by properly executing a later dated proxy or by attending the meeting and voting in person. PLEASE VOTE, SIGN AND RETURN THE PROXY CARD TO ENSURE THAT YOUR VOTE IS COUNTED.

                  If you have any questions or would like more information about the matters discussed in this Proxy Statement, please call, toll-free, (800) 541-9732.

         THE FUND WILL DELIVER TO ITS SHAREHOLDERS A COPY OF ITS MOST RECENT ANNUAL REPORT UPON REQUEST. A SHAREHOLDER WHO WISHES TO RECEIVE A COPY OF THE FUND'S ANNUAL REPORT MAY WRITE CRABBE HUSON FUNDS, P.O. BOX 8413, BOSTON, MA 02266-8413 OR CALL (800) 541-9732.

                                  INTRODUCTION

                  At a special meeting of the Board of Trustees of the Trust held on December 3, 1996, the Trustees of the Trust, including the non-interested Trustees unanimously approved and determined to recommend to the shareholders of the Fund that they approve a subadvisory agreement (the "Proposed Subadvisory Agreement") between AEW Capital Management, L.P. ("AEW Capital Management"), Crabbe Huson Group, and the Fund. Aldrich, Eastman & Waltch, L.P. ("AEW") currently provides investment advisory services for the Fund pursuant to a Subadvisory Agreement between AEW, Crabbe Huson Group, and the Trust, dated October 1, 1996 (the "Existing Subadvisory Agreement"). AEW intends to consolidate their operations with Copley Real Estate Advisors, Inc. ("Copley") and form AEW Capital Management. By its terms, the Existing Subadvisory Agreement will terminate upon the formation of AEW Capital Management. It is proposed that the Trust, on behalf of the Crabbe Huson Real Estate Investment Fund, enter into contract with AEW Capital Management on terms which are substantially the same as the Existing Subadvisory Agreement with AEW. This proposal does not affect the current Master Investment Advisory Agreement between Crabbe Huson and the Trust.

                                    Proposal

                      APPROVAL OF NEW SUBADVISORY AGREEMENT

                  Information regarding AEW Capital Management and the terms of the Proposed Subadvisory Agreement are set forth below. The summary of the material terms and provisions of the Proposed Subadvisory Agreement are qualified in their entirety by reference to the form of Proposed Subadvisory Agreement which is attached as Exhibit 1 to this Proxy Statement.

Trustee's Evaluation and Recommendation

                  The Trustees, including the Trustees who are not "interested persons" of the Trust, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), have unanimously approved, and recommend that the shareholders approve, the Proposed Subadvisory Agreement. In so doing, the Trustees who are not "interested persons," as that term is defined in the 1940 Act (the "Independent Trustees"), have acted in what they believe to be the best interest of the shareholders. The Trustees recommend that the shareholders approve the Proposed Subadvisory Agreement because there are no material differences between the Proposed Subadvisory Agreement and the Existing Subadvisory Agreement, other than the change in entity from AEW to AEW Capital Management. The formation of AEW Capital Management, which will combine AEW and Copley's operations and expertise, will enhance its performance as an investment adviser. Additionally, Mr. Jay Willoughby, who is currently a director and real estate portfolio mamager for AEW will continue to handle the day to day managment of the fund's portfolio while employed by AEW Capital Management.

AEW Capital Management

                  AEW and Copley will consolidate their operations and combine their expertise to form AEW Capital Management, a Delaware limited partnership. Under the terms of the agreement between AEW and New England Investment Companies, L.P. ("NEIC"), NEIC
will acquire substantially all of the assets and operations of AEW and will contribute the same to AEW Capital Management. NEIC will also contribute to AEW Capital Management all of NEIC's equity interest in Copley. The parties expect this transaction to occur in December of 1996.

                  AEW Capital Management will be dedicated almost exclusively to building and managing real estate investment portfolios for institutional investors. If AEW Capital Management had been formed as of September 30, 1996, it would have been managing approximately $7.3 billion in assets. AEW Capital Management's business address will be 225 Franklin Street, Boston MA 02110.

                  The principal executive officer of AEW Capital Management will be Joseph F. Azrack, the current Director and President of AEW. Mr. Azrack's principal occupation will be Chief Executive Officer and President of AEW Capital Management. The general partner of AEW Capital Management will be AEW Capital Management, Inc. AEW Capital Management, Inc.'s business address is 225 Franklin Street, Boston, MA 02110. AEW Capital Management, Inc. is a wholly-owned subsidiary of NEIC. NEIC is a publicly-held limited partnership with approximately $88 billion in assets under management. NEIC's business address is 399 Boylston Street, Boston MA 02116.

                  AEW Capital Management will also provide investment advice to Frank Russell Investment Real Estate Securities Fund Management Co. ("FRIRESF") which has a similar investment objective as the Fund. FRIRESF has approximately $100 million in assets. As compensation for its services to FRIRESF, AEW Capital Management will receive a fee equal to 40% of one percent of the average daily net asset value of FRIRESF (the "ADNAV") up to the first $50 million of net asset value, 25% of one percent of the ADNAV for the next $50 million of net asset value, and 20% of one percent of the ADNAV for amounts in excess of $100 million of net asset value. There is no agreed waiver or reduction of compensation.

Proposed Subadvisory Agreement

                  The Proposed Subadvisory Agreement has the same material terms and conditions as the Existing Subadvisory Agreement. The Proposed Subadvisory Agreement provides, among other things, that, subject to the supervision of Crabbe Huson Group and the Trustees, AEW Capital Management shall furnish continuously an investment program for the Fund; make determinations as to which securities shall be purchased, sold or exchanged, and as to what portion of the assets of the Fund shall be held in securities or cash within the guidelines of the Fund's Prospectus and Statement of Additional Information and make determinations as to the manner in which rights pertaining to the Fund's securities shall be exercised. AEW Capital Management is directed at all times, subject to the supervision of Crabbe Huson Group, to seek to obtain execution and price within the policy guidelines determined by the trustees and set forth in the Prospectus and Statement of Additional Information of the Fund, and it is expressly authorized to allocate brokerage of the Fund to broker dealers affiliated with Crabbe Huson Group.

                  AEW Capital Management will furnish, at its own expense, all administrative services, office equipment and facilities, investment advisory, statistical and research services, and executive, supervisory, compliance and clerical personnel necessary to carry out its obligations under the Proposed Subadvisory Agreement. AEW Capital Management will be exculpated from liability and indemnified by the Fund from and against losses to the same extent as the Crabbe Huson Group.

                  As compensation for its services, Crabbe Huson Group will pay to AEW Capital Management at the end of each calendar month, an annualized fee equal to the greater of (a) 37.5% of one percent of the average daily net asset value of the Fund "ADNAV") up to the first $100 million of net asset value, 31.88% of one percent of the ADNAV for the next $400 million of net asset value, and 22.5% of one percent of the ADNAV for amounts in excess of $500 million of net asset value, or (b) 50% of the actual fees paid by the Fund to Crabbe Huson Group. The fee paid by Crabbe Huson Group will not increase any of the fees incurred by the Fund, and will not affect Crabbe Huson Group's agreement, terminable on 30 days' notice, to waive certain of its fees and/or reimburse expenses.

                  The Proposed Subadvisory Agreement for the Fund may be terminated, without payment of any penalty, by the Trustees or by the vote of a majority of the outstanding voting securities of the Fund, or by AEW Capital Management or Crabbe Huson Group on thirty days' written notice to the other party and the Fund. In the event of termination, the Trustees would have the authority to permit Crabbe Huson Group to make all investment advisory decisions without seeking shareholder approval pursuant to the Master Investment Advisory Agreement currently in effect between Crabbe Huson Group and the Trust..

Section 15(f) Compliance

                  The parties intend to comply with Section 15(f) of the 1940 Act. Section 15(f) provides a non-exclusive safe harbor for an investment adviser or any of its affiliated persons to receive any amount or benefit in connection with the sale of any interest in the investment adviser which results in an assignment of an investment advisory contract as long as two conditions are met.

                  First, for a period of three years after the transaction, at least 75% of the Trustees of the investment company must not be interested persons of AEW Capital Management or its predecessors. The term "interested person," as defined in Section 2(a)(19) of the 1940 Act, includes affiliated persons of the registered investment company, its investment adviser and principal underwriter, as well as members of the immediate family of such affiliated persons and persons who have direct or indirect beneficial interest or legal interest as fiduciaries in securities issued by the investment adviser, principal underwriter and the controlling persons. Currently, none of the Trustees are interested persons of AEW Capital Management or its predecessors and there is no condition, agreement or understanding associated with the execution of the Subadvisory Agreement by which the Trustees of the Fund would become an "Interested Person" of AEW Capital Management.

                  Second, an "unfair burden" must not be imposed on the investment company as a result of such transaction or any express or implied terms, conditions or understandings applicable thereto. The term "unfair burden" as used in Section 15(f) of the 1940 Act includes any arrangement during the two year period after the transaction whereby the investment adviser (or predecessor or successor adviser), or any interested person of any such adviser, receives or is entitled to receive any compensation directly or indirectly from the investment company or its security holders (other than fees from bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from, or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter for such investment company).

                  After due inquiry, the Board of Trustees of the Fund are not aware of any express or implied term, condition, arrangement or understanding which would impose an "unfair burden" on the Fund as a result of the transaction. There are no material differences between the Proposed Subadvisory Agreement and the Existing Subadvisory Agreement, other than the change in entity from AEW to AEW Capital Management. AEW has agreed to pay all costs and expenses incurred by the Fund relating to the costs of this proxy statement and of holding the special meetings of shareholders of the Fund, as well as any incremental costs directly resulting from the transaction.

Recommendation

                  This proxy statement seeks the approval of the shareholders of the Fund to approve the Proposed Subadvisory Agreement. The Trustees believe that the new arrangement is in the best interests of the shareholders of the Fund and recommend that the shareholders of the Fund vote "FOR" the proposal.

                              VOTING, SOLICITATION



                                 Voting, Quorum

                  Each share of the Fund is entitled to one vote on each matter submitted to a vote of the shareholders of that Fund at the meeting; no shares have cumulative voting rights.

                  Approval of the subadvisory agreement requires the affirmative vote of the lesser of (i) 67% or more of the shares of the Fund present in person at the meeting or represented by proxy, if holders of more than 50% of the shares of such Fund outstanding on the record date are present, in person or by proxy, or (ii) more than 50% of the outstanding shares of the respective Fund on the record date, whichever is less.

                  A quorum for the transaction of business is constituted with respect to the Fund by the presence in person or by proxy of the holders of not less than a majority of the outstanding shares of the Fund entitled to vote at the meeting. If, by the time scheduled for the meeting, a quorum of shareholders of the Fund is not present or if a quorum of the Fund's shareholders is present but sufficient votes in favor of the Proposal described in this proxy statement are not received, the persons named as proxies may propose one or more adjournments of the meeting to permit further solicitation of proxies from shareholders of the Fund if it has not received sufficient votes. Any such adjournment will require the affirmative vote of a majority of the shares of the Fund with respect to which the meeting is being adjourned, present in person or represented by proxy at the session of the meeting to be adjourned. The persons named as proxies will vote in favor of any such adjournment if they determine that such adjournment and additional solicitation are reasonable and in the interests of the Fund's shareholders. The meeting may be adjourned without further notice, to a date not more than 120 days after the original record date.

                  In tallying shareholder votes, abstentions and broker non-votes (i.e. proxies sent in by brokers and other nominees which cannot be voted on the Proposal because instructions have not been received from the beneficial owners) will be counted for purposes of determining whether a quorum is present for purposes of convening the meeting. Abstentions and broker non-votes will be considered to be both present and issued and outstanding and, as a result, will have the effect of being counted as votes against the Proposal.

                  If the accompanying form or forms of proxy are properly executed and returned in time to be voted at the meeting, the shares convened thereby will be voted in accordance with the instructions thereon by the shareholder. Executed proxies that are unmarked will be voted for the Proposal submitted to a vote of the shareholders. Any proxy may be revoked at any time prior to its exercise by providing written notice of revocation to the Fund, by delivering a duly executed proxy bearing a later date, or by attending the meeting and voting in person. The Fund will request each bank or broker holding shares for others in its name or custody, or in the names of one or more nominees, to forward copies of the proxy materials to the persons for whom it holds such shares and to request authorization to execute the proxies. Upon request, such banks and brokers will be reimbursed for their out-of-pocket expenses in connection therewith.

                  Crabbe Huson Group will inform the shareholders of the Fund of the voting results of the Proposal in its first quarterly newsletter following the special meeting of shareholders.

Solicitation of Proxies

                  In addition to the solicitation of proxies by mail or expedited delivery service, the Trustees of the Fund and employees and agents of Crabbe Huson Group may solicit proxies in person or by telephone. Persons holding shares as nominees will upon request be reimbursed for their reasonable expenses in sending soliciting material to their principals. The Fund has retained the services of D. F. King to assist it in the solicitation of Proxies. The cost of D. F. King's services are estimated to be $6,000 to $10,000. The costs shall be paid by AEW Capital Management.

Beneficial Ownership

                  The following table shows the persons known by the Fund to beneficially own 5 percent or more of the Fund's voting securities, and the ownership of the officers and the persons nominated as Trustees of the Fund, individually and as a group, as of December 2, 1996. Beneficial owners marked with an asterisk are nominees holding shares for beneficial owners and the Fund have no records concerning the actual beneficial owners:

                                              Approximate            Approximate
                                              Number of Shares       Percent of
Beneficial Owners                             Beneficially Owned     Shares
--------------------------------              ------------------     -----------
Charles Schwab & Co., Inc.*                       704,073                36%
Special Custody A/C
Attn:  Mutual Funds
101 Montgomery Street
San Francisco, CA   94101-4122

Enele Co. C/F*                                    473,665                24%
Dividend Reinvestment
1211 S.W. Fifth Avenue, Suite 1900
Portland, OR 97204

Enele & Co. C/F*                                  127,439                 6%
Cash Dividend Account
1211 S.W. Fifth Avenue, Suite 1900
Portland, OR 97204

National Financial Services Corp.                 110,901                 5%
Attn:  Mutual Funds
200 Liberty Street, 5th Floor
One World Financial Center
New York, NY   10281-0095

Gary L. Capps                                       4,600                  .2%

Richard P. Wollenberg, Trustee                      2,160                  .01%

Richard S. Huson, President                           494                  .02%

Officers and Trustees as a group                    7,254                  .23%

                                  OTHER MATTERS


                  Management does not know of any other matters to be presented at the meeting other than those mentioned in this Proxy Statement. However, if any other business should come before the meeting, it is management's intention that proxies which do not contain specific restrictions to the contrary will be voted on such matters in accordance with the judgment of the persons named in the enclosed form of proxy.


                                By Orders of the
                                Board of Trustees


                                Craig P. Stuvland
                                Secretary

Portland, Oregon
December 6, 1996

                                    EXHIBIT 1

                              SUBADVISORY AGREEMENT
                       (The Crabbe Huson Real Estate Fund)

         THIS  AGREEMENT  made this th day of , 1996,  by and  among The  Crabbe
Huson Group, Inc., an Oregon corporation (the "Adviser"), AEW Capital Management, L.P., a Delaware limited partnership (the "Subadviser"), and Crabbe Huson Funds, a Delaware business trust (the "Trust").

                                   BACKGROUND

         1. The Trust is engaged in business as a diversified open-end investment company registered under the Investment Company Act of 1940 and the rules and regulations thereunder, as amended (hereinafter referred to as the "Investment Company Act"). The Crabbe Huson Real Estate Investment Fund is a series of the Trust (the "Series").

         2. The Adviser and the Subadviser are engaged in business as registered investment advisers under the Investment Advisers Act of 1940, as amended.

         3. The Adviser has entered into a Master Investment Advisory Contract with the Series dated January 31, 1996 (the "Advisory Contract").

         4. The Subadviser is willing to provide investment advisory services to the Adviser in connection with the Series' operations on the terms and conditions hereinafter set forth.

                                    AGREEMENT

         In consideration of the mutual covenants and agreements of the parties hereto herein set forth, the parties covenant and agree as follows:

                                    ARTICLE I
                            Duties of the Subadviser

         Subject to the supervision of the Adviser, the Subadviser shall continuously furnish an investment program for the Series and shall determine from time to time which securities shall be purchased, sold or exchanged and what portion of the assets of the Series shall be held in the various securities in which the Series invests or in cash, subject always to the restrictions of the Declaration of Trust and Bylaws of the Series, as amended from time to time, the provisions of the Investment Company Act and the statements relating to the Series' investment objective, investment policies and investment restrictions as the same are set forth in the currently effective prospectus and statement of additional information relating to the shares of the Series under the Securities Act of 1933, as

Page 1 - EXHIBIT 1
amended (the "Prospectus" and "Statement of Additional Information," respectively). Subject to the supervision of the Adviser, the Subadviser may make determinations as to the manner in which voting rights, rights to consent to corporate action and any other rights pertaining to the Series' securities shall be exercised. Subject to the supervision of the Adviser, the Subadviser shall take, on behalf of the Series, all actions which it deems necessary to implement the investment policies determined as provided above, and in particular to place all orders for the purchase or sale of portfolio securities for the Series' account with brokers or dealers selected by it, and to that end, the Subadviser is authorized as the agent of the Series to give instructions to the Custodian of the Series as to deliveries of securities and payments of cash for the account of the Series. In connection with the selection of such brokers or dealers and the placing of such orders, the Subadviser is directed at all times, subject to the supervision of the Adviser, to seek to obtain executions and price within the policy guidelines determined by the Board of Trustees of the Trust and set forth in the Prospectus and Statement of Additional Information. Subject to this requirement and the provisions of the Investment Company Act, the Securities Exchange Act of 1934, as amended, and other applicable provisions of law, the Subadviser may select brokers or dealers with which the Adviser, the Subadviser or the Series, is affiliated.

                                   ARTICLE II
                       Allocation of Charges and Expenses

         The Subadviser shall furnish, at its own expense, all administrative services, office equipment and facilities, investment advisory, statistical and research services, and executive, supervisory, compliance and clerical personnel necessary to carry out its obligations under this Agreement. The Subadviser shall not be responsible for any expenses other than those set forth in this
Article II.

                                   ARTICLE III
                         Compensation of the Subadviser

         As compensation for its services, the Adviser will pay to the Subadviser at the end of each calendar month, a fee equal to the greater of (a) 37.5% of one percent of the average daily net asset value of the Series (the "ADNAV") up to the first $100 million of net asset value, 31.88% of one percent of the ADNAV for the next $400 million of net asset value, and 22.5% of one percent of the ADNAV for amounts in excess of $500 million of net asset value, or (b) 50% of the actual fees paid by the Series to Crabbe Huson Group.

                                   ARTICLE IV
                    Limitation of Liability of the Subadviser

         The Subadviser shall exercise its best judgment in rendering the services provided by it under this Agreement. The Subadviser shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution and management of the Series, except a loss resulting from a breach of

Page 2 - EXHIBIT 1
fiduciary duty with respect to the receipt of compensation for services (in which case any award of damages shall be limited to the period and the amount set forth in Section 36(b) of the Investment Company Act) or loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties, or from reckless disregard by it of its obligations and duties hereunder. As used in this Article IV, the term "Subadviser" shall include any partners, shareholders, directors, officers, and employees of the Subadviser. The Subadviser shall be protected with respect to actions which it takes or from which it forbears in reliance on advice of any unaffiliated agent or counsel, if such agent or counsel has been prudently selected.

         The Series shall indemnify the Subadviser and hold it harmless from and against all damages, liabilities, costs and expenses (including reasonable attorneys' fees and amounts reasonably paid in settlement) incurred by the Subadviser in or by reason of any pending, threatened or completed action, suit, investigation or other proceeding (including an action or suit by or in the right of the Series or its security holders) arising out of or otherwise based upon any action actually or allegedly taken or omitted to be taken by the Subadviser in connection with the performance of any of its duties or obligations under this Agreement; provided, however, that nothing contained herein shall protect or be deemed to protect the Subadviser against or entitle or be deemed to entitle the Subadviser to indemnification in respect of any liability to the Series or its security holders to which the Subadviser would otherwise be subject by reason of a breach of fiduciary duty with respect to the receipt of compensation for services or of willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of its reckless disregard of its duties and obligations under this Agreement.

                                    ARTICLE V
                 Compliance with Securities Laws and Regulations

         In rendering its services hereunder, the Subadviser shall comply in all material respects with all applicable federal and state securities laws and regulations. It shall (i) remain registered as an investment adviser with the Securities and Exchange Commission and with regulatory agencies in each jurisdiction in which, as subadviser of the Series, such registration is required, (ii) provide information and reports for the purpose of establishing that it is complying with applicable laws, regulations and compliance procedures at such intervals and in such detail as the Adviser may reasonably request,
(iii) provide information for the purpose of allowing the Adviser, the Series and the Trust to file all regulatory and compliance reports it is required to file including any filings required by the Securities and Exchange Commission, state regulatory agencies, and the NASD, and (iv) notify the Adviser promptly of any event which comes to the attention of the Subadviser or any of its officers, directors or employees which constitutes a failure to comply with applicable laws, regulations and compliance procedures. Adviser, on its own behalf and on behalf of the Series, acknowledges receipt from Subadviser (at least 48 hours prior to entering into this Agreement) of Part II of Subadviser's Form ADV as filed with the Securities and Exchange Commission.

Page 3 - EXHIBIT 1

                                   ARTICLE VI
                   Duration and Termination of This Agreement

         This Agreement shall become effective as of the date first above written and shall remain in force for a period of more than two years only so long as the Investment Advisory Contract remains in force and provided that such continuance is specifically approved at least annually by (i) the Board of Trustees of the Trust or by the vote of a majority of the outstanding voting securities of the Series and (ii) a majority of those Trustees who are not parties to this Agreement or interested persons of any such party cast in person at a meeting called for the purpose of voting on such approval.

         This Agreement may be terminated at any time, without the payment of any penalty, by the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Series, or by the Subadviser or the Adviser on thirty days' written notice to the other party. This Agreement shall not be assigned by the Subadviser without the prior consent of Adviser and the Trust.

                                   ARTICLE VII
                          Amendments of This Agreement

         No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and no amendment, transfer, assignment, sale, hypothecation or pledge of this Agreement shall be effective until approved by (i) the vote of a majority of outstanding voting securities of the Series, and (ii) a majority of those Trustees who are not parties to this Agreement or interested persons of any such party cast in person at a meeting called for the purpose of voting on such approval.

                                  ARTICLE VIII
                          Definitions of Certain Terms

         The terms "vote of a majority of the outstanding voting securities," "assignment," "affiliated person" and "interested person," when used in this Agreement, shall have the respective meanings specified in the Investment Company Act of 1940, and the Rules and Regulations thereunder, subject, however, to such exemptions as may be granted by the Securities and Exchange Commission under said Act.

                                   ARTICLE IX
                                  Governing Law

         This Agreement shall be construed in accordance with the laws of the State of Oregon without reference to choice of law principles thereof and in accordance with the applicable provisions of the Investment Company Act. To the extent that the applicable

Page 4 - EXHIBIT 1
laws of the State of Oregon, or any of the provisions herein, conflict with the applicable provisions of the Investment Company Act, the latter shall control.

                                    ARTICLE X
                                  Miscellaneous

The Adviser, on its own behalf and on behalf of the Series, acknowledges that Subadviser, on behalf of other clients, on its own behalf, and/or on behalf of any of its affiliates, may from time to time make or consider making investments in real estate related companies, including, without limitation, real estate investment trusts. Such investments may take the form of an acquisition of publicly traded debt and/or equity securities of such companies or the acquisition, through private placement, of an interest in such companies. In connection with such investments, Subadviser may be in a position to participate in or influence management of such companies, for example, through representation on the Board of Directors. The Adviser acknowledges that certain executive level employees of Subadviser currently serve as directors of the
following companies:  [                                                        ]
                       --------------------------------------------------------
Subadviser shall, in such circumstances, take appropriate measures to preserve the integrity of any material, non-public information which may be available to Subadviser and to prevent dissemination of such information to any employees involved in trading securities of such companies or making any recommendations regarding the purchase or sale of such securities by any client of Subadviser.

         Subadviser shall assign such qualified personnel and shall devote such time as it shall deem advisable or appropriate to enable Subadviser fully to perform its obligations hereunder. It is understood that Subadviser provides investment advisory services for other clients, both taxable and tax-exempt, including private and public pension funds. It is further understood that Subadviser may take investment action on behalf of such other clients that differs from investment action taken on behalf of the Series. If the purchase or sale of assets for the Series and for one or more such other clients is considered at or about the same time, the transactions in such assets will be allocated among the several clients in a manner deemed equitable by Subadviser.

Page 5 - EXHIBIT 1

         IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the date first above written.

                                                    THE CRABBE HUSON GROUP, INC.

                                                    By:
                                                       ------------------------
                                                    Name:
                                                         ----------------------
                                                    Title:
                                                          ---------------------


                                                    AEW CAPITAL MANAGEMENT, L.P.

                                                    By:
                                                       ------------------------
                                                    Name:
                                                         ----------------------
                                                    Title:
                                                          ---------------------


                                                    CRABBE HUSON FUNDS

                                                    By:
                                                       ------------------------
                                                    Name:
                                                         ----------------------
                                                    Title:
                                                          ---------------------

Page 6 - EXHIBIT 1

PROXY


                    CRABBE HUSON REAL ESTATE INVESTMENT FUND
                                  (the "Fund")

                       SPECIAL MEETING - December 30, 1996
                           at 10:00 a.m., Pacific time
                          The Crabbe Huson Group, Inc.,
                121 S.W. Morrison, Suite 1400, Portland, OR 97204

         The undersigned hereby appoints Richard S. Huson and Craig P. Stuvland, or any of them, Proxies for the undersigned to vote on behalf of the undersigned at the Special Meeting of Shareholders of The Crabbe Huson Real Estate Investment Fund and any adjournment thereof, to be held at 10:00 a.m., Pacific time, on December 30, 1996, at the offices of The Crabbe Huson Group, Inc., 121 S.W. Morrison, Suite 1400, Portland, Oregon 97204, on the proposal described in the Notice of Special Meeting of Shareholders and the accompanying Proxy Statement for said meeting.

(1) The approval of a subadvisory agreement among the Crabbe Huson Group, Inc., AEW Capital Management, L.P. and Crabbe Huson Funds on behalf of the Fund.

                FOR [  ]                           WITHHOLD [  ]

             PLEASE SIGN, DATE AND RETURN THIS PROXY PROMPTLY IN THE
                         POSTAGE-PAID ENVELOPE PROVIDED

                  This Proxy is solicited by the Trustees and will be voted as specified. Unless otherwise specified in the squares provided, the undersigned's vote is to be cast FOR proposal (1). Discretionary authority is hereby granted as to any other matters that may come before the meeting. The Trustees know of no other matters to be considered by the Shareholders.


                                            x
                                             -----------------------------------


                                            x
                                             -----------------------------------
                                            Sign here as name(s) appear at left.

                                            Date                         , 1996
                                                -------------------------

                           [CRABBE HUSON LETTERHEAD]


                                December  ,1996
                                        --






Dear Sharholder:

          With this letter we are enclosing a Proxy Statement for the Crabbe Huson Real Estate Investment series (The "Fund") of Crabbe Huson funds, requesting that shareholders approve a new subadvisory agreement. As you are aware, subadvisory services and day-to-day managment of the Fund is currently performed by Aldrich, Eastman & Walch, L.P. ("AEW"). AEW intends to consolidate their operations and form a new company. this consolidation results in a temination of the current Subadvisory Agreement and the Fund is required to obtain shareholder approval to enter into a new agrement with the successor to AEW.

          The Board of Trustees of Crabbe Huson Funds has approved the new arrangement with the successor to AEW and is recommending that the shareholders of the fund approve the Subadvisory Agreement. The terms of the new Subadvisory Agreement are substantially the same as the current Subadvisory Agreement with AEW. Additionally, Jay Willoughby, the fund's current portfolio manager, will continue to provide day-to-day management of the Fund's portfolio. The Proxy Statement describes in further detail the transaction which AEW is undertaking and the new Subadvisory Agreement.

          We ask for your vote in favor of the adoption of the new Subadvisory Agreement and urge you to review this material closely and mail in your proxy card or vote in person at the special meeting.

                               Very truly yours,

                               CRABBE HUSON FUNDS